UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 3, 2022

NexTier Oilfield Solutions Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37988	38-4016639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd
Houston	Texas	77042
(Address of Principal Executive Offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On January 3, 2022, NexTier Oilfield Solutions Inc. (the "Company") posted a management presentation (the "Presentation") dated as of January 3, 2022, on the Company’s website at www.nextierofs.com, a copy of which is furnished as Exhibit 99.1 hereto. The Presentation includes certain statements regarding the Company's fourth quarter operations and updates with respect to previously issued guidance for such quarter. In addition, on January 3, 2022, the Company issued a news release providing an operations update and guidance related to the the fourth quarter. A copy of the news release is furnished as Exhibit 99.2 and incorporated into this Item 2.02.

The Company expressly disclaims any obligation to update the news release, presentation materials or any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated on such materials. The inclusion of any data or statements in the presentation materials (or available on or through the Company’s website) does not signify that such information is considered material. The Company faces many challenges and risks in the industry in which it operates. The presentation and news release contain forward-looking statements that involve risks and uncertainties. The Company’s actual results may differ materially from those discussed in any forward-looking statement because of various factors, including those described under “Forward Looking Statements & Disclosure” in the presentation and in the forward looking statements section of the news release. Please see the presentation and the release for additional information about the known material risks that the Company faces.

Item 7.01 Regulation FD Disclosure.

As disclosed under Item 2.02 hereof, on January 3, 2022, the Company issued a news release and posted the Presentation on the Company’s website at www.nextierofs.com, a copy of which are furnished as Exhibits 99.1 and 99.2, respectively, hereto. Pursuant to Item 7.01 of Form 8-K, the Company expressly disclaims any obligation to update the news release, the presentation materials or any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated in such materials. The inclusion of any data or statements in the presentation materials (or available on or through the Company's website) does not signify that such information is considered material.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Exhibit No.	Description

99.1	Management Presentation dated January 3, 2022
99.2	Operational Update and Guidance for the Fourth Quarter of 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTIER OILFIELD SOLUTIONS INC.
Dated: January 3, 2022	/s/ KEVIN MCDONALD
Name: Kevin McDonald
Title: Executive Vice President, Chief Administrative Officer and General Counsel